J.P. MORGAN US EQUITY FUNDS

JPMORGAN TRUST I

JPMorgan Hedged Equity Fund

JPMORGAN TRUST IV

JPMorgan Hedged Equity 2 Fund

JPMorgan Hedged Equity 3 Fund

(each, a “Fund” and collectively, the “Funds”)

(All Share Classes)

Supplement dated January 2, 2026

to the current Prospectuses

Effective immediately, the “More About the Funds—Additional Information about the Funds’ Investment Strategies – Securities Lending” section of each Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Securities Lending. Each Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. The Funds generally seek to earn interest on the investment of cash collateral in one or more money market funds advised by the adviser or its affiliates and from which the adviser or its affiliates may receive fees. Certain Funds may instead use the cash collateral received from securities lending activities to post as margin for options on futures contracts, which the Fund treats as a similar financing transaction. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1∕3% of the value of total assets of a Fund. The 33 1∕3% limit does not apply to securities lending activities that constitute similar financing transactions. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding a Fund’s investments described elsewhere in this prospectus.

Effective immediately, the following language is added as the second paragraph in the “Securities Lending Risk” in the “More About the Funds-Investment Risks” section of each Fund’s Prospectus:

Certain Funds may instead use the cash collateral received from securities lending activities to post as margin for options on futures contracts, which each Fund treats as a similar financing transaction. A Fund using cash collateral in this manner will grant the securities borrower a lien on an agreed portion of the Fund’s assets to secure the Fund’s obligation to repay the borrower the amount of cash collateral owed to the borrower upon return of the borrowed securities. Those assets will be segregated into a separate account at the Fund’s custodian and subject to a control agreement among the Fund, its custodian and the borrower, subjecting the Fund to the risk that the borrower may fail to release the collateral promptly (e.g., in the event of a bankruptcy) or seek to access those assets when the borrower is not authorized to do so.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-HE-SL-126